[FRONT COVER]

1998 ANNUAL REPORT











CENTENNIAL
AMERICA FUND, L.P.
-------------------------------------------------------------------------------

December 31, 1998















RA0870.001.1298

JAMES C. SWAIN
Chairman
Centennial America Fund, L.P.

BRIDGET A. MACASKILL
President
Centennial America Fund, L.P.


Dear Shareholder:

When international markets become unsteady, investors around the world look to U.S. government securities for safety and security. That clearly took place in much of 1998, as Asia's financial crisis continued to form a backdrop to the global economy. At various times during the year, demand for Treasury bills surged, boosting prices and reducing yields, particularly in late summer as Russia's economy weakened.

With a global recession looming, the Federal Reserve Board went into action. In the fall, the Fed cut short-term interest rates three times to stimulate the economy, and dozens of central banks around the world followed suit. While these actions invigorated the U.S. stock market in particular, money market instruments tended to offer lower yields as a result.

Nevertheless, Centennial America Fund, L.P., which invests in a mixture of U.S. Treasury bills and government agency securities, continued to seek to produce stable returns. For the fiscal year ended December 31, 1998, Centennial America Fund, L.P. produced a compounded annual yield of 4.39%. Without compounding, the corresponding yield was 4.32%. The seven-day annualized yields, with and without compounding, on December 31, 1998, were 3.94% and 3.86%, respectively.1 It is important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable $1.00 share price in the future.

By focusing on government agency securities, Centennial America Fund, L.P. was able to achieve higher yield than that offered by Treasury bills - with virtually no additional risk. Instead of buying agencies securities, global investors tend to prefer T-bills due to their relatively plentiful supply and trading liquidity. To attract investors, government agency securities, which are "backed" by the U.S. government had to offer significantly higher yields than T-bills. Government agency securities help provide funding for the nation's farmers, homebuyers and students.



1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.




 2   Centennial America Fund, L.P.

Even though government agency yields compared favorably to T-bills, yields in general have been trending downward. While the Fed was able to stimulate economic growth here in America, much of Europe is sluggish and most of Asia remains in a recession. With inflation throughout the world extremely low by historical standards, interest rates are likely to decline further. As we move into 1999, we will continue to monitor global events so that we can position the portfolio accordingly. We will continue to search for yield, always keeping in mind your objectives.

Thank you for your confidence in Centennial America Fund, L.P. We look forward to helping you reach your investment goals of safety, liquidity and attractive yield.

Sincerely,


/s/James C. Swain                                   /s/Bridget A. Macaskill
James C. Swain                                      Bridget A. Macaskill


January 25, 1999


================================================================================
STATEMENT OF INVESTMENTS DECEMBER 31, 1998

                                                                                           FACE                  VALUE
                                                                                           AMOUNT                SEE NOTE 1
=============================================================================================================================
REPURCHASE AGREEMENTS - 2.2%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase  agreement with  PaineWebber,  Inc.,  6.25%,  dated  12/31/98,  to be repurchased at $500,347 on 1/4/99,  collateralized  by Federal National Mortgage
Assn. Participation Nts., 6%-6.50%, 12/1/13-7/1/28, with a value of $510,948               $  500,000            $   500,000

=============================================================================================================================
U.S. GOVERNMENT AGENCIES - 99.8%
-----------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, 4.93%, 1/22/99                                                      740,000                737,872
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.96%, 1/22/99                                                      2,000,000              1,994,213
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.10%, 1/15/99                                                      1,000,000                998,017
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.02%, 1/22/99                                            2,000,000              1,994,108
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.03%, 1/11/99                                            5,310,000              5,302,478
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.05%, 2/11/99                                            1,530,000              1,521,200
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.10%, 1/25/99                                            1,000,000                996,600
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.11%, 1/8/99                                              2,000,000              1,998,013
-----------------------------------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., guaranteeing commercial paper of
Nebraska Higher Education Loan Program, 6.25%, 1/5/99(1)                                    3,500,000              3,497,569
-----------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority, 5.08%, 1/4/99                                                     854,000                853,638
-----------------------------------------------------------------------------------------------------------------------------
USA Group Secondary Market Services, Inc., Education Loan Revenue Nts.,
Series A, 5%, 1/14/99                                                                       2,220,000              2,215,992
                                                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES                                                                                    22,109,700

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                                                     102.0%            22,609,700
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                            (2.0)              (447,367)
                                                                                                -----            ------------
NET ASSETS                                                                                      100.0%           $22,162,333
                                                                                                =====            ============


1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $3,497,569 or 15.78% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Managing General Partners.

See accompanying Notes to Financial Statements.











 4   Centennial America Fund, L.P.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1998



====================================================================================================================
ASSETS
Investments, at value  - see accompanying statement                                                     $22,609,700
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         77,812
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                           34,442
Other                                                                                                        22,325
                                                                                                        ------------
Total assets                                                                                             22,744,279

====================================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                      531,335
Shareholder reports                                                                                          14,365
Service plan fees                                                                                            12,024
Tax liability                                                                                                11,545
Legal, auditing and other professional fees                                                                   5,034
Transfer and shareholder servicing agent fees                                                                 4,659
Other                                                                                                         2,984
                                                                                                        ------------
Total liabilities                                                                                           581,946

====================================================================================================================
NET ASSETS                                                                                              $22,162,333
                                                                                                        ============

====================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital - applicable to 22,162,333 shares of beneficial interest outstanding                    $22,162,333
                                                                                                        ============

====================================================================================================================
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                $1.00


See accompanying Notes to Financial Statements.













 5   Centennial America Fund, L.P.


================================================================================
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998


====================================================================================================================
INVESTMENT INCOME - Interest                                                                             $1,074,748

====================================================================================================================
EXPENSES
Management fees - Note 3                                                                                     88,659
--------------------------------------------------------------------------------------------------------------------
Service plan fees - Note 3                                                                                   38,060
--------------------------------------------------------------------------------------------------------------------
Tax provision - Note 1                                                                                       37,616
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                          24,389
--------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 3                                                       13,468
--------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                  10,364
--------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                  9,767
--------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   4,667
--------------------------------------------------------------------------------------------------------------------
Managing General Partners' fees and expenses                                                                  2,172
--------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                            1,771
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                         9,129
                                                                                                         -----------
Total expenses                                                                                              240,062

====================================================================================================================
NET INVESTMENT INCOME                                                                                      $834,686
                                                                                                         ===========






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      1998              1997
====================================================================================================================
OPERATIONS
Net investment income                                                                   $834,686           $739,196

====================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                             (834,686)          (739,196)

====================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions - Note 2                                              7,582,218         (4,081,282)

--------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)                                                              7,582,218         (4,081,282)
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   14,580,115         18,661,397
                                                                                     ------------       ------------
End of period                                                                        $22,162,333        $14,580,115
                                                                                     ============       ============


See accompanying Notes to Financial Statements.







 6   Centennial America Fund, L.P.


===================================================================================================================================
FINANCIAL HIGHLIGHTS


                                                      YEAR ENDED DECEMBER 31,
                                                      1998              1997             1996             1995              1994
===================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                    $1.00             $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                   .04               .05              .05              .04              .03
Dividends and distributions to shareholders              (.04)             (.05)            (.05)            (.04)            (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.00             $1.00            $1.00            $1.00            $1.00
                                                        =====             =====            =====            =====            =====
===================================================================================================================================
TOTAL RETURN(1)                                         4.40%             4.63%            4.69%            4.56%            2.91%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $22,162           $14,580          $18,661          $11,102           $6,201
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $19,724           $16,320          $16,998          $ 7,862           $5,693
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.23%             4.53%            4.52%            4.48%            2.89%
Expenses                                                1.22%             0.98%            0.86%            1.48%            1.47%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

See accompanying Notes to Financial Statements.










 7   Centennial America Fund, L.P.

NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

Centennial America Fund, L.P. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund is organized as a limited partnership and issues one class of shares, in the form of limited partnership interests. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortize cost, which approximates market value.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to limited partnerships. As a limited partnership, the Fund is not subject to U.S. federal income tax, and the character of the income earned and capital gains or losses realized by the Fund flows directly through to shareholders. Therefore, no federal income or excise tax provision is required. Beginning in 1998, according to the provisions of the 1997 Taxpayer Relief Act, the Fund will elect to be treated as an "Electing 1987 Partnership". As such it will record a U.S. Federal income tax provision equal to 3.50% of gross income.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                                 YEAR ENDED DECEMBER 31, 1998           YEAR ENDED DECEMBER 31, 1997
                                                 SHARES            AMOUNT               SHARES            AMOUNT
                                                 ----------------------------           ----------------------------
Sold                                              53,991,754       $53,991,754           44,369,483       $44,369,483
Dividends and distributions reinvested               807,080           807,080              706,803           706,803
Redeemed                                         (47,216,616)      (47,216,616)         (49,157,568)      (49,157,568)
                                                 ------------      ------------         ------------      ------------
Net increase (decrease)                            7,582,218       $ 7,582,218           (4,081,282)      $(4,081,282)
                                                 ============      ============         ============      ============



 8   Centennial America Fund, L.P.

3. MANAGEMENT FEES AND OTHER  TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.45% of the first $500 million of net assets and 0.40% of net assets over $500 million. The Fund's management fee for the year ended December 31, 1998 was 0.45% of the average annual net assets for the Fund.

Shareholder Services, Inc. (SSI), a subsidiary of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. SSI's total costs of providing such services are allocated ratably to these funds.

Under an approved plan of distribution, the Fund expends 0.20% of its net assets annually to reimburse Centennial Asset Management Corporation, a subsidiary of the Manager, for costs incurred in distributing shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions.




 9   Centennial America Fund, L.P.

INDEPENDENT AUDITORS' REPORT

The Managing General Partners and Shareholders of
Centennial America Fund, L.P.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial America Fund, L.P. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997 and the financial highlights for the period January 1, 1994 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial America Fund, L.P. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 25, 1999



10   Centennial America Fund, L.P.

FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended December 31, 1998 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


11   Centennial America Fund, L.P.

CENTENNIAL AMERICA FUND, L.P.


OFFICERS AND MANAGING GENERAL PARTNERS
James C. Swain, Managing General Partner and Chairman
Bridget A. Macaskill, Managing General Partner and President
Robert G. Avis, Managing General Partner
William A. Baker, Managing General Partner
Charles Conrad, Jr., Managing General Partner
Sam Freedman, Managing General Partner
Raymond J. Kalinowski, Managing General Partner
C. Howard Kast, Managing General Partner
Robert M. Kirchner, Managing General Partner
Ned M. Steel, Managing General Partner
George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
Carol E. Wolf, Vice President
Arthur J. Zimmer, Vice President
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR
OppenheimerFunds, Inc.

DISTRIBUTOR
Centennial Asset Management Corporation

SUB-DISTRIBUTOR
OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER SERVICING AGENT
Shareholder Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.

This is a copy of a report to shareholders of Centennial America Fund, L.P. This report must be preceded or accompanied by a Prospectus of Centennial America Fund, L.P. For material information concerning the Fund, see the Prospectus.

For shareholder servicing call:
1-800-525-9310 (in U.S.)
303-768-3200 (outside U.S.)

Or write:
Shareholder Services, Inc.
P.O. Box 5143
Denver, CO  80217-5143


12   Centennial America Fund, L.P.